Inventories	12 Months Ended
Dec. 31, 2017
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Inventories

13.	INVENTORIES

	December 31, 2016	December 31, 2017
	NT$	NT$
	(In Millions)	(In Millions)
Finished goods	$8,521.9	$9,923.3
Work in process	33,330.8	53,362.2
Raw materials	4,012.2	7,143.8
Supplies and spare parts	2,817.3	3,451.4

	$48,682.2	$73,880.7

Write-down of inventories to net realizable value in the amount of NT$464.4 million and NT$1,542.8 million (excluding earthquake losses), respectively, were included in the cost of revenue for the years ended December 31, 2015 and 2016. Reversal of write-down of inventories resulting from the increase in net realizable value (excluding earthquake losses) in the amount of NT$840.9 million was included in the cost of revenue for the year ended December 31, 2017. Please refer to related earthquake losses in Note 42.